AMENDMENT NO. 3
                               TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), dated as of May 10, 1999, is entered into by and among:

                  (1) NU SKIN ENTERPRISES, INC., a Delaware corporation ("NSE");

                  (2) NU SKIN JAPAN CO., LTD., a Japanese corporation ("NSJ");

                  (3) The financial institutions listed in Schedule I to the Credit Agreement described below (such financial institutions referred to herein collectively as "Lenders"); and

                  (4) ABN AMRO BANK N.V., as agent for Lenders (in such capacity, "Agent").

                                    RECITALS

         A. NSE, NSJ, Lenders and Agent are parties to a Credit Agreement dated as of May 8, 1998, as amended by Amendment No. 1 to Credit Agreement ("Amendment No. 1") effective as of June 30, 1998 and Amendment No. 2 to Credit Agreement ("Amendment No. 2") effective as of February 22, 1999 (such Credit Agreement, as so amended, the "Credit Agreement").

         B. NSE and NSJ (collectively, "Borrowers") have requested Lenders and Agent to (1) amend the Credit Agreement in certain respects and (2) waive an Event of Default arising under the Credit Agreement as a result of the failure by NSE to comply with a financial covenant set forth therein.

         C. Lenders and Agent are willing so to amend the Credit Agreement and waive such Event of Default upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 5 below, the Credit Agreement is hereby amended as follows:

                  (a) Paragraph 1.01 is amended by changing the definitions of the terms "Fixed Charge Coverage Ratio" and "Tangible Net Worth" set forth therein to read in their entirety as follows:

                           "Fixed  Charge   Coverage  Ratio"  shall  mean,  with
                  respect to either Borrower for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                                    (a) EBITDA   of   such   Borrower   and  its
                           Subsidiaries for such period;

                                       to

                                    (b) The sum of (i) all Interest  Expenses of
                           such Borrower and its Subsidiaries for such period, plus (ii) the current portion of the long-term Indebtedness of such Borrower and its Subsidiaries for such period (excluding, in the case of NSJ, long-term Indebtedness of NSJ and its Subsidiaries to NSE and NSE's other Subsidiaries).

                           "Tangible Net Worth" shall mean,  with respect to NSE
                  or NSJ at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of:

                                    (a) The total  assets of such  Borrower  and
                           its Subsidiaries at such time;

                                      minus

                                    (b) The sum (without  limitation and without
                           duplication of deductions) of:

                                             (i) The total  liabilities  of such
                                    Borrower and its Subsidiaries at such time,

                                             (ii) All reserves of such  Borrower
                                    and  its   Subsidiaries  at  such  time  for
                                    anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above), and

                                             (iii) The remainder of:

                                                     (A) All  intangible  assets
                                            of    such    Borrower    and    its
                                            Subsidiaries  at such  time  (to the
                                            extent included in calculating total
                                            assets   in   clause   (a)   above),
                                            including  goodwill  (including  any
                                            amounts,  however  designated on the
                                            balance sheet, representing the cost
                                            of  acquisition  of  businesses  and
                                            investments  in excess of underlying
                                            tangible    assets),     trademarks,
                                            trademark rights, trade name rights,
                                            copyrights,  patents, patent rights,
                                            licenses, unamortized debt discount,
                                            marketing  expenses,  organizational
                                            expenses, non-compete agreements and
                                            deferred research and development;

                                                           minus

                                                     (B) The  lesser  of (1) all
                                            intangible  assets  arising from the
                                            acquisition  of NSI  and  the  other
                                            related   Persons   referred  to  in
                                            Schedule   5.02(d)  (to  the  extent
                                            included    in    calculating    all
                                            intangible    assets    in    clause
                                            (b)(iii)(A)     above)    and    (2)
                                            $90,000,000.

                  (b) Subparagraph 5.01(a) is amended by changing clause (vii) thereof to read in its entirety as follows:

                           (vii) As soon as available and in no event later than
                  ninety (90) days after the first day of each fiscal year of each Borrower, the consolidated plan and forecast of such Borrower and its Subsidiaries for such fiscal year, including quarterly cash flow projections and quarterly projections of such Borrower's compliance with each of the covenants set forth in Paragraph 5.03;

                  (c)  Subparagraph   5.02(d)  is  amended  by  changing  clause
         (iii)(B) thereof to read in its entirety as follows:

                                    (B)  The  aggregate  consideration  paid  by
                           Borrowers and their Subsidiaries for all such acquisitions (excluding consideration consisting of the Equity Securities of Borrowers or their Subsidiaries) does not exceed $25,000,000 in the 1999 fiscal year or any fiscal year thereafter; provided that any portion of such amount limitation not used in any year may be carried forward in subsequent years to increase the amount of such limitation in such subsequent years until used.

                  (d) Subparagraph 5.03(b) is amended to read in its entirety as follows:

                           (b) Fixed Charge  Coverage  Ratio.  Neither  Borrower
                  shall permit its Fixed Charge  Coverage  Ratio to be less than
                  (i) 3.00 to 1.00 for any consecutive four-quarter period ending on the last day of any fiscal quarter through and including December 31, 1999 or (ii) 2.25 for any consecutive four-quarter period ending on the last day of any fiscal quarter thereafter.

                  (e) Subparagraph 5.03(d) is amended to read in its entirety as follows:

                           (d) Tangible Net Worth. Neither Borrower shall permit
                  its Tangible Net Worth on any date of determination (such date to be referred to herein as a "determination date") which occurs after December 31, 1998 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                                    (i)  Eighty-five   percent  (85%)  of   such
                           Borrower's Tangible Net Worth on the base date;

                                    (ii) Sixty  percent (60%) of the sum of such
                           Borrower's consolidated quarterly net income (ignoring any quarterly losses and deducting, in the case of NSJ, dividends paid by NSJ to NSE) for each quarter after the base date through and including the quarter ending immediately prior to the determination date;

                                    (iii) Seventy-five  percent (75%) of the Net
                           Proceeds of all Equity Securities issued by such Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date; and

                                    (iv)  Seventy-five   percent  (75%)  of  the
                           principal amount of all debt securities of such Borrower and its Subsidiaries converted to Equity Securities during the period commencing on the base date and ending on the determination date.

                  (f) Schedule II is amended by changing the pricing grid set forth therein to read in its entirety as follows:

                                                                     APPLICABLE
                                    APPLICABLE      APPLICABLE         MARGIN
   NSE'S                              MARGIN          MARGIN            FOR
   DEBT/                PRICING         FOR            FOR            JAPANESE
  EBITDA                 PERIOD      BASE RATE        LIBOR             LOAN
   RATIO                 LEVEL       PORTIONS        PORTIONS         PORTIONS

Less Than 0.50             1            0%            0.700%           0.700%

Greater than or
equal to 0.50,
Less than 1.00             2            0%            0.850%           0.850%

Greater than 1.00          3            0%            1.100%           1.100%



         3. Waiver. Subject to the satisfaction of the conditions set forth in Paragraph 5 below, Lenders hereby waive any Event of Default arising under Subparagraph 6.01(b) of the Credit Agreement as a result of the failure by NSE to comply with the Tangible Net Worth requirement set forth in Subparagraph 5.03(d) of the Credit Agreement on March 31, 1999, provided that NSE's Tangible Net Worth on such date was not less than $168,000,000.

         4. Representations and Warranties. Each Borrower hereby represents and warrants to Agent and Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above and the waiver set forth in Paragraph 3 above, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of Borrowers set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects; and

                  (b)      No Default has occurred and is continuing.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 4 that, on and after the date hereof, such term includes this Amendment.)

         5. Effective Date. The amendments effected by Paragraph 2 above and the waiver effected by Paragraph 3 above shall become effective on May 10, 1999 (the "Effective Date"), subject to receipt by Agent and Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

                  (a) This Amendment duly executed by Borrowers, Required Lenders and Agent;

                  (b) A letter in the form of Exhibit A hereto, dated the Effective Date and duly executed by all Material Domestic Subsidiaries of NSE and, in the case of any such Subsidiaries that are organized under the laws of jurisdictions outside the United States and domesticated under the laws of Delaware (or any other state of the United States), by the Delaware (or other state) counterparts of such Subsidiaries;

                  (c) An amendment fee for each U.S. Lender equal to one tenth of one percent (0.10%) of the outstanding principal amount of such Lender's U.S. Loan on the Effective Date, payable in Dollars;

                  (d) An amendment fee for each Japanese Lender equal to one tenth of one percent (0.10%) of the outstanding principal amount of such Lender's Japanese Loan on the Effective Date, payable in Yen; and

                  (e) Such other  evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

         6. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         7.       Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  (d) NSE Guaranty. In its capacity as the guarantor under the NSE Guaranty, NSE hereby (i) consents to Amendment No. 1, Amendment No. 2 and this Amendment (collectively, the "Amendments"), (ii) agrees that the Amendments in no way affect or alter the rights, duties, or obligations of NSE, Agent or Lenders under the NSE Guaranty, (iii) agrees its consent to the Amendments shall not be construed (A) to have been required by the terms of the NSE Guaranty or any other document, instrument or agreement relating thereto or (B) to require the consent of NSE in its capacity as guarantor in connection with any future amendment of the Credit Agreement or any other Credit Document.

                       [The first signature page follows.]

         IN WITNESS WHEREOF, Borrowers, Agent and Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWERS:                NU SKIN ENTERPRISES, INC.


                                   By: /s/ Corey B. Lindley
                                         Name:  Corey B. Lindley
                                         Title: CFO


                          NU SKIN JAPAN CO., LTD.


                                   By: /s/ Corey B. Lindley
                                         Name:  Corey B. Lindley
                                         Title: Auditor


AGENT:                    ABN AMRO BANK N.V.


                                   By:
                                         Name:
                                         Title:


                                   By:
                                         Name:
                                         Title:


LENDERS:                  ABN AMRO BANK N.V.


                                   By:
                                         Name:
                                         Title:


                                   By:
                                         Name:
                                         Title:


                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


                                   By:
                                         Name:
                                         Title:


                          BANK ONE, UTAH, NATIONAL ASSOCIATION


                                   By:
                                         Name:
                                         Title:


                          BANQUE NATIONALE DE PARIS


                                   By:
                                         Name:
                                         Title:

                                   By:
                                         Name:
                                         Title:


                          KEYBANK NATIONAL ASSOCIATION


                                   By:
                                         Name:
                                         Title:


                                   By:
                                         Name:
                                         Title:


                          NATIONSBANK, N.A.


                                   By:
                                         Name:
                                         Title:


                          UNION BANK OF CALIFORNIA, N.A.


                                   By:
                                         Name:
                                         Title:


                          U.S. BANK NATIONAL ASSOCIATION


                                   By:
                                         Name:
                                         Title:


                          ZIONS FIRST NATIONAL BANK


                                   By:
                                         Name:
                                         Title:

                                    EXHIBIT A

                            GUARANTOR CONSENT LETTER

                                  May 10, 1999

TO:      ABN AMRO Bank N.V.,
         As Agent for the Lenders under the Credit Agreement referred to below

         1.       Reference is made to the following:

                  (a) The Credit Agreement dated as of May 8, 1998 (the "Credit Agreement") among Nu Skin Enterprises, Inc., ("NSE") Nu Skin Japan Co., Ltd. ("NSJ"), the financial institutions listed in Schedule I thereto ("Lenders") and ABN AMRO Bank N.V., as agent for Lenders (in such capacity, "Agent");

                  (b) The Guaranty dated as of May 8, 1998 (the "Subsidiary Guaranty") executed by the undersigned ("Guarantors") in favor of Agent for the benefit of Lenders;

                  (c) The Amendment No. 1 to Credit Agreement effective as of June 30, 1998 ("Amendment No. 1") among NSE, NSJ, Lenders and Agent;

                  (d) The Amendment No. 2 to Credit Agreement effective as of February 22, 1999 ("Amendment No. 2") among NSE, NSJ, Lenders and Agent; and

                  (e) Amendment No. 3 to Credit Agreement dated as of May 10, 1999 ("Amendment No. 3") among NSE, NSJ, Lenders and Agent.

Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement.

         2. Each Guarantor hereby consents to Amendment No. 1, Amendment No. 2 and Amendment No. 3 (collectively, the "Amendments"). Each Guarantor expressly agrees that the Amendments shall in no way affect or alter the rights, duties, or obligations of such Guarantor, Lenders or Agent under the Subsidiary Guaranty.

         3. From and after the date hereof, the term "Credit Agreement" as used in the Subsidiary Guaranty shall mean the Credit Agreement, as amended by the Amendments.

         4. No Guarantor's consent to the Amendments shall be construed (i) to have been required by the terms of the Subsidiary Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of such Guarantor in connection with any future amendment of the Credit Agreement or any other Credit Document.

         IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

                            NU SKIN JAPAN COMPANY LIMITED,
                             a Delaware Corporation

                                            By: /s/ Truman Hunt
                                                  Name:  Truman Hunt
                                                  Title: Vice President


                            NU SKIN JAPAN CO., LTD.,
                             a Japanese Corporation

                                            By: /s/ Corey B. Lindley
                                                  Name:  Corey B. Lindley
                                                  Title: Auditor


                            NU SKIN KOREA, INC.,
                             a Delaware Corporation

                                            By: /s/ Truman Hunt
                                                  Name:  Truman Hunt
                                                  Title: Vice President


                            NU SKIN KOREA, LTD.,
                             a South Korean Corporation

                                            By: /s/ Blake M. Roney
                                                  Name:  Blake M. Roney
                                                  Title: Representative Director


                            NU SKIN INTERNATIONAL, INC.,
                             a Utah Corporation

                                            By: /s/ Truman Hunt
                                                  Name:  Truamn Hunt
                                                  Title: Vice President

                            NU SKIN TAIWAN, INC.,
                             a Utah Corporation

                                            By: /s/ Truman Hunt
                                                  Name:  Truman Hunt
                                                  Title: Vice President


                            NU SKIN HONG KONG, INC.,
                             a Utah Corporation

                                            By: /s/ Truman Hunt
                                                  Name:  Truman Hunt
                                                  Title: Vice President